Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Significant Accounting Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies
Nature of Operations

Telephone and Data Systems, Inc. (“TDS”) is a diversified telecommunications company providing high-quality services to approximately 4.9 million wireless customers and 1.2 million wireline and cable connections at December 31, 2015.  TDS conducts all of its wireless operations through its 84%-owned subsidiary, United States Cellular Corporation (“U.S. Cellular”). TDS provides broadband, video, voice and hosted and managed services through its wholly-owned subsidiary, TDS Telecommunications Corporation (“TDS Telecom”).

TDS has the following reportable segments: U.S. Cellular, Wireline, Cable, and Hosted and Managed Services (“HMS”) operations.  TDS’ non-reportable other business activities are presented as “Corporate, Eliminations and Other”.  This includes the operations of TDS’ wholly-owned subsidiary Suttle-Straus, Inc. (“Suttle-Straus”).  Suttle-Straus’ financial results were not significant to TDS’ operations.  All of TDS’ segments operate only in the United States, except for HMS, which includes an insignificant foreign operation.  See Note 18 — Business Segment Information for summary financial information on each business segment.

Principles of Consolidation

The accounting policies of TDS conform to accounting principles generally accepted in the United States of America (“GAAP”) as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC.  The consolidated financial statements include the accounts of TDS, its majority-owned subsidiaries, general partnerships in which it has a majority partnership interest and variable interest entities (“VIEs”) in which TDS is the primary beneficiary.  Both VIE and primary beneficiary represent terms defined by GAAP.

Intercompany accounts and transactions have been eliminated.

Reclassifications

Certain prior year amounts have been reclassified to conform to the 2015 financial statement presentation.  In the fourth quarter of 2015, TDS adopted, on a retrospective basis, Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”).  See discussion of ASU 2015-03 below under Debt Issuance Costs.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.  Significant estimates are involved in accounting for goodwill and indefinite-lived intangible assets, income taxes and equipment installment plans.

Cash and Cash Equivalents	Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less.
Accounts Receivable

U.S. Cellular’s accounts receivable consist primarily of amounts owed by customers for wireless services and equipment sales, including sales of certain devices under equipment installment plans through its owned and agent distribution channels, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular’s wireless systems.

TDS Telecom’s accounts receivable primarily consist of amounts owed by customers for services and products provided, by interexchange carriers for long-distance traffic which TDS Telecom carries on its network, and by interstate and intrastate revenue pools that distribute access charges.

Allowance for Doubtful Accounts

The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing billed and unbilled accounts receivable.  The allowance is estimated based on historical experience, account aging and other factors that could affect collectability.  Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable.  When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts.  TDS does not have any off-balance sheet credit exposure related to its customers.

Inventory

Inventory consists primarily of wireless devices stated at the lower of cost or market, with cost determined using the first-in, first-out method and market determined by replacement cost or estimated net realizable value.

Intangible Assets

Licenses

Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (“FCC”) licenses to provide wireless service.

TDS has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization based on the following factors:

  Radio spectrum is not a depleting asset.
  The ability to use radio spectrum is not limited to any one technology.
  TDS and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service.
  TDS and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every fifteen years. To date, all of TDS’ license renewal applications have been granted by the FCC. Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted. If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.” Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies. TDS believes that it is probable that its future license renewal applications will be granted.

U.S. Cellular performs its annual impairment assessment of Licenses as of November 1 of each year or more frequently if there are events or circumstances that cause U.S. Cellular to believe the carrying value of Licenses exceeds their fair value on a more likely than not basis.  Prior to the fourth quarter of 2015, U.S. Cellular separated its FCC licenses into eleven units of accounting based on geographic service areas.  The eleven units of accounting consisted of four geographic units of accounting for developed operating market licenses (“built licenses”) and seven geographic non-operating market licenses (“unbuilt licenses”).  As part of the current year annual impairment evaluation, U.S. Cellular evaluated the aggregation criteria based on how such licenses are deployed and provide value in U.S. Cellular’s operations, and current industry and market factors.  It was determined the built licenses should be aggregated into one unit of accounting. The unbuilt licenses continued to be separated into seven geographic units of accounting.

As of November 1, 2015, U.S. Cellular performed a qualitative impairment assessment to determine whether it was more likely than not that the fair value of the built and unbuilt licenses exceed their carrying value.  In 2014, U.S. Cellular estimated the fair value of built licenses for purposes of impairment testing using the build-out method.  The build-out method estimates the fair value of Licenses by discounting to present value the future cash flows calculated based on a hypothetical cost to build-out U.S. Cellular’s network.  For units of accounting which consist of unbuilt licenses, the fair value of the unbuilt licenses is assumed to change by the same percentage, and in the same direction, that the fair value of built licenses measured using the build-out method changed during the period.  Based on the impairment assessments performed, U.S. Cellular did not have an impairment of its Licenses in 2015 or 2014.

See Note 7 — Intangible Assets for additional details related to Licenses.

Goodwill

TDS has Goodwill as a result of its acquisition of wireless, wireline, cable and HMS companies and, under previous business combination guidance in effect prior to 2009, step acquisitions related to U.S. Cellular’s repurchase of its common shares. Such Goodwill represents the excess of the total purchase price over the fair value of net assets acquired in these transactions.  TDS performs its annual impairment assessment of Goodwill as of November 1 of each year or more frequently if there are events or circumstances that cause TDS to believe the carrying value of individual reporting units exceeds their respective fair values on a more likely than not basis.

See Note 7 — Intangible Assets for additional details related to Goodwill.

U.S. Cellular

For purposes of conducting its annual Goodwill impairment test as of November 1, 2015, U.S. Cellular identified one reporting unit.  In 2014, U.S. Cellular identified four reporting units based on four geographic groupings of operating markets, representing four geographic service areas.  Due to the evolution of the business and the extent to which U.S. Cellular has similar customers, products and services, and operations across all geographic regions, and also operates one interdependent network, U.S. Cellular determined it had one reporting unit as of November 1, 2015.  The change in reporting units required U.S. Cellular to perform an impairment test for both the previous four reporting units and one new reporting unit as of November 1, 2015.  A discounted cash flow approach was used to value each reporting unit for purposes of the Goodwill impairment review.  Based upon the impairment assessments performed, U.S. Cellular did not have an impairment of its Goodwill in 2015 or 2014.

TDS Telecom

For purposes of conducting its annual Goodwill impairment test as of the November 1, 2015 and 2014, TDS Telecom has identified three reporting units: Wireline, Cable and HMS.  The discounted cash flow approach and guideline public company method were used to value the Wireline and Cable reporting units for the 2015 and 2014 annual impairment tests and the HMS reporting unit for the 2015 impairment test.  For the 2014 annual impairment test, TDS Telecom performed a qualitative assessment of the HMS reporting unit due to the interim impairment test performed on the HMS reporting unit during the third quarter of 2014.  Based on the impairment assessments performed, Wireline and Cable did not have an impairment of their Goodwill in 2015 or 2014.  HMS also did not have an impairment of its Goodwill in 2015; however, HMS recognized a loss on impairment in 2014 as described in Note 7 — Intangible Assets.

Franchise Rights

TDS Telecom has Franchise rights as a result of acquisitions of cable businesses.  Franchise rights are intangible assets that provide their holder with the right to operate a business in a certain geographical location as sanctioned by the franchiser, usually a government agency.  TDS has determined that Franchise rights are indefinite-lived intangible assets and, therefore, not subject to amortization because TDS expects both the renewal by the granting authorities and the cash flows generated from the Franchise rights to continue indefinitely.  Cable Franchise rights are generally granted for ten year periods and may be renewed for additional terms upon approval by the granting authority.  TDS anticipates that future renewals of its Franchise rights will be granted.

TDS Telecom performs its annual impairment assessment of Franchise rights as of November 1 of each year or more frequently if there are events or circumstances that cause TDS Telecom to believe the carrying value of Franchise rights exceeds their fair value on a more likely than not basis.  TDS Telecom tests Franchise rights for impairment at a unit of accounting level for which one unit of accounting was identified.  TDS Telecom estimates the fair value of franchise rights for purposes of impairment testing using the build-out method.  Based on the impairment assessments performed, TDS Telecom did not have an impairment of Franchise rights in 2015 or 2014.

See Note 7 — Intangible Assets for additional details related to Franchise rights.

Investments in Unconsolidated Entities

For its equity method investments for which financial information is readily available, TDS records its equity in the earnings of the entity in the current period.  For its equity method investments for which financial information is not readily available, TDS records its equity in the earnings of the entity on a one quarter lag basis.

Property, Plant and Equipment

Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.

Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated.  Expenditures for maintenance and repairs of assets in service are charged to Cost of services or Selling, general and administrative expense, as applicable.  Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with net removal costs (removal costs less an applicable accrued asset retirement obligation and salvage value realized), to (Gain) loss on asset disposals, net.

TDS capitalizes certain costs of developing new information systems.

Depreciation and Amortization

Depreciation is provided using the straight-line method over the estimated useful life of the related asset, except for certain Wireline segment assets, which use the group depreciation method.  The group depreciation method develops a depreciation rate based on the average useful life of a specific group of assets, rather than each asset individually.  TDS depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. Due to the Divestiture Transaction more fully described in Note 6 — Acquisitions, Divestitures and Exchanges, U.S. Cellular changed the useful lives of certain assets in 2013. Other than the Divestiture Transaction, there were no material changes to useful lives of property, plant and equipment in 2015, 2014 or 2013.  See Note 9 — Property, Plant and Equipment for additional details related to useful lives.

Impairment of Long-lived Assets

TDS reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired.

U.S. Cellular has one asset group for purposes of assessing property, plant and equipment for impairment based on the fact that the individual operating markets are reliant on centrally operated data centers, mobile telephone switching offices and a network operations center.  U.S. Cellular operates a single integrated national wireless network, and the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities represent cash flows generated by this single interdependent network.

TDS Telecom has three asset groups of Wireline, Cable and HMS for purposes of assessing property, plant and equipment for impairment based on their integrated network, assets and operations.  The cash flows generated by each of these groups is the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities.

Agent Liabilities

U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular.  At December 31, 2015 and 2014, U.S. Cellular had accrued $75.7 million and $95.3 million, respectively, for amounts due to agents.  These amounts are included in Other current liabilities in the Consolidated Balance Sheet.

Debt Issuance Costs

Debt issuance costs include underwriters’ and legal fees and other charges related to issuing various borrowing instruments and other long-term agreements, and are amortized over the respective term of each instrument.  TDS early adopted ASU 2015-03 using the retrospective method as of December 31, 2015.  ASU 2015-03 requires certain debt issuance costs to be presented in the balance sheet as an offset to the related debt obligation.  Debt issuance costs related to TDS and U.S. Cellular’s revolving credit facilities are excluded from the scope of ASU 2015-03 and are recorded in Other assets and deferred charges in the Consolidated Balance Sheet.  As a result of the retrospective adoption, TDS reclassified unamortized debt issuance costs of $52.5 million as of December 31, 2014 from Other assets and deferred charges to Long-term debt, net in the Consolidated Balance Sheet.  Other than this reclassification, the adoption of ASU 2015-03 did not have an impact on TDS’ consolidated financial statements.

Asset Retirement Obligations

TDS accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred. At the time the liability is incurred, TDS records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount. Until the obligation is fulfilled, TDS updates its estimates relating to cash flows required and timing of settlement.  TDS records the present value of the changes in the future value as an increase or decrease to the liability and the related carrying amount of the long-lived asset.  The liability is accreted to future value over a period ending with the estimated settlement date of the respective asset retirement obligation.  The carrying amount of the long-lived asset is depreciated over the useful life of the related asset. Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability is recognized in the Consolidated Statement of Operations.

Treasury Shares	Common Shares repurchased by TDS are recorded at cost as treasury shares and result in a reduction of equity. When treasury shares are reissued, TDS determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Capital in excess of par value or Retained earnings.
Revenue Recognition

Revenues related to services are recognized as services are rendered.  Revenues billed in advance or in arrears of the services being provided are estimated and deferred or accrued, as appropriate.

Revenues from sales of equipment, products and accessories are recognized when TDS no longer has any requirements to perform, when title has passed and when the products are accepted by the customer.

Multiple Deliverable Arrangements

U.S. Cellular and TDS Telecom sell multiple element service and equipment offerings.  In these instances, revenues are allocated using the relative selling price method.  Under this method, arrangement consideration is allocated to each element on the basis of its relative selling price.  Revenue recognized for the delivered items is limited to the amount due from the customer that is not contingent upon the delivery of additional products or services.

Loyalty Reward Program

In March 2015, U.S. Cellular announced that it would discontinue its loyalty reward program effective September 1, 2015.  All unredeemed reward points expired at that time and the deferred revenue balance of $58.2 million related to such expired points was recognized as service revenues.  At December 31, 2014, U.S. Cellular had deferred revenue related to loyalty reward points outstanding of $94.6 million.

U.S. Cellular followed the deferred revenue method of accounting for its loyalty reward program.  Under this method, revenue allocated to loyalty reward points was deferred.   The amount allocated to the loyalty points was based on the estimated retail price of the products and services for which points may be redeemed divided by the number of loyalty points required to receive such products and services.  This was calculated on a weighted average basis and required U.S. Cellular to estimate the percentage of loyalty points that would be redeemed for each product or service.

Revenue was recognized at the time of customer redemption or when such points were depleted via an account maintenance charge.  U.S. Cellular employed the proportional model to recognize revenues associated with breakage.  Under the proportional model, U.S. Cellular allocated a portion of the estimated future breakage to each redemption and recorded revenue proportionally.

In the fourth quarter of 2013, U.S. Cellular issued loyalty reward points with a value of $43.5 million as a loyalty bonus in recognition of the inconvenience experienced by customers during U.S. Cellular’s billing system conversion in 2013.  The value of the loyalty bonus reduced Service revenues in the Consolidated Statement of Operations in 2013.

Equipment Installment Plans

U.S. Cellular equipment revenue under equipment installment plan contracts is recognized at the time the device is delivered to the end-user customer for the selling price of the device, net of any deferred imputed interest or trade-in right, if applicable.   Imputed interest is reflected as a reduction to the receivable balance and recognized over the duration of the plan as a component of Interest and dividend income.  See Note 3 — Equipment Installment Plans for additional information.

Incentives

Discounts and incentives that are deemed cash are recognized as a reduction of Operating revenues concurrently with the associated revenue.

U.S. Cellular issues rebates to its agents and end customers.  These incentives are recognized as a reduction to revenue at the time the wireless device sale to the customer occurs.  The total potential rebates and incentives are reduced by U.S. Cellular’s estimate of rebates that will not be redeemed by customers based on historical experience of such redemptions.

Activation Fees

TDS charges its end customers activation fees in connection with the sale of certain services and equipment.  Activation fees charged by TDS Telecom in conjunction with a service offering are deferred and recognized over the average customer’s service period.   Device activation fees charged at U.S. Cellular agent locations in connection with subsidized device sales are deferred and recognized over a period that corresponds with the length of the customer’s service contract.  Device activation fees charged at U.S. Cellular company-owned retail stores in connection with subsidized device sales are recognized at the time the device is delivered to the customer.  Device activation fees charged at both agent locations and U.S. Cellular company-owned retail stores in connection with equipment installment plan device transactions are deferred and recognized over a period that corresponds with the equipment upgrade eligibility date based on the contract terms.

Amounts Collected from Customers and Remitted to Governmental Authorities – Gross vs. Net

TDS records amounts collected from customers and remitted to governmental authorities net within a tax liability account if the tax is assessed upon the customer and TDS merely acts as an agent in collecting the tax on behalf of the imposing governmental authority.  If the tax is assessed upon TDS, then amounts collected from customers as recovery of the tax are recorded in Service revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations.  The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $95.3 million, $113.5 million and $131.0 million for 2015, 2014 and 2013, respectively.

Wholesale Revenues

TDS Telecom earns wholesale revenues in its Wireline segment as a result of its participation in revenue pools with other telephone companies for interstate revenue and for certain intrastate revenue.  Such pools are funded by long distance revenue and/or access charges within state jurisdictions and by access charges in the interstate jurisdiction.  Wholesale revenues earned through the various pooling processes are recorded based on estimates following the National Exchange Carrier Association’s rules as approved by the FCC.

Eligible Telecommunications Carrier (“ETC”) Revenues

Telecommunications companies may be designated by states, or in some cases by the FCC, as an ETC to receive support payments from the Universal Service Fund if they provide specified services in “high cost” areas.  ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular’s designation as an ETC in various states.

Advertising Costs	TDS expenses advertising costs as incurred. Advertising costs totaled $267.9 million, $228.5 million and $212.8 million in 2015, 2014 and 2013, respectively.
Income Taxes

TDS files a consolidated federal income tax return.  Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences.  Both deferred tax assets and liabilities are measured using the tax rates anticipated to be in effect when the temporary differences reverse.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.  Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized.  TDS evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment.

In November 2015, the FASB issued Accounting Standards Update 2015-17, Income Taxes: Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), requiring all deferred tax assets and liabilities, and any related valuation allowance, to be classified as non-current on the balance sheet. The classification change for all deferred taxes as non-current simplifies entities’ processes as it eliminates the need to separately identify the net current and net non-current deferred tax asset or liability in each jurisdiction and allocate valuation allowances.  TDS is required to adopt ASU 2015-17 on January 1, 2017.  Early adoption is permitted.  TDS early adopted this standard using the prospective method as of December 31, 2015.  No prior period amounts were adjusted.

Stock-Based Compensation and Other Plans

TDS has established long-term incentive plans, dividend reinvestment plans, and a non-employee director compensation plan.  See Note 17 — Stock-Based Compensation for additional information.  The dividend reinvestment plan of TDS is not considered a compensatory plan and, therefore, recognition of compensation costs for grants made under this plan is not required.  All other plans are considered compensatory plans; therefore, recognition of compensation costs for grants made under these plans is required.

TDS values its share-based payment transactions using a Black-Scholes valuation model.  Stock-based compensation cost recognized during the period is based on the portion of the share-based payment awards that are ultimately expected to vest.  Accordingly, stock-based compensation cost recognized has been reduced for estimated forfeitures.  Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  Pre-vesting forfeitures and expected life are estimated based on historical experience related to similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations of future employee behavior.  TDS believes that its historical experience provides the best estimates of future pre-vesting forfeitures and future expected life.  The expected volatility assumption is based on the historical volatility of TDS’ common stock over a period commensurate with the expected life.  The dividend yield assumption is equal to the dividends declared in the most recent year as a percentage of the share price on the date of grant.  The risk-free interest rate assumption is determined using the U.S. Treasury Yield Curve Rate with a term length that approximates the expected life of the stock options.

TDS stock option awards cliff vest in three years.  Therefore, compensation cost for TDS stock option awards is recognized on a straight-line basis over the requisite service period, which is generally the vesting period.  U.S. Cellular stock option awards vest on an annual basis in three separate tranches.  Compensation cost for U.S. Cellular stock option awards is recognized using a graded attribution method over the requisite service period, which is generally the vesting period.  TDS and U.S. Cellular restricted stock units cliff vest in three years.  Therefore, compensation cost for TDS and U.S. Cellular restricted stock units is recognized on a straight-line basis over the requisite service period, which is generally the vesting period.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”).  ASU 2014-09 outlines a single comprehensive model to use in accounting for revenue arising from contracts with customers.  In August 2015, the FASB issued Accounting Standards Update 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, requiring the adoption of ASU 2014-09 on January 1, 2018.  Early adoption as of January 1, 2017 is permitted; however, TDS does not intend to adopt early.  TDS is evaluating the effects that adoption of ASU 2014-09 will have on its financial position, results of operations, and disclosures.

In August 2014, the FASB issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”).  ASU 2014-15 requires TDS to assess its ability to continue as a going concern each interim and annual reporting period and provide certain disclosures if there is substantial doubt about the entity’s ability to continue as a going concern, including management’s plan to alleviate the substantial doubt.  TDS is required to adopt the provisions of ASU 2014-15 for the annual period ending December 31, 2016, but early adoption is permitted.  The adoption of ASU 2014-15 will not impact TDS’ financial position or results of operations but may impact future disclosures.

In February 2015, the FASB issued Accounting Standards Update 2015-02, Consolidation: Amendments to the Consolidation Analysis (“ASU 2015-02”).  ASU 2015-02 simplifies consolidation accounting by reducing the number of consolidation models. Additionally, ASU 2015-02 changes certain criteria for identifying variable interest entities.  TDS adopted the provisions of this standard as of January 1, 2016.  TDS expects that certain consolidated subsidiaries that are not defined as variable interest entities under current accounting guidance will be defined as variable interest entities under the provisions of ASU 2015-02.  However, TDS’ adoption of ASU 2015-02 will not change the group of entities which TDS is required to consolidate in its financial statements.  Accordingly, the adoption of ASU 2015-02 will not impact its financial position or results of operations.

In July 2015, the FASB issued Accounting Standards Update 2015-11, Inventory: Simplifying the Measurement of Inventory (“ASU 2015-11”), which requires inventory to be measured at the lower of cost or net realizable value.  TDS is required to adopt ASU 2015-11 on January 1, 2017.  Early adoption is permitted.  TDS is evaluating the effects that adoption of ASU 2015-11 will have on its financial position and results of operations.

In September 2015, the FASB issued Accounting Standards Update 2015-16, Business Combinations: Simplifying the Accounting for Measurement-Period Adjustments (“ASU 2015-16”).  ASU 2015-16 simplifies how adjustments are made to provisional amounts recognized in a business combination during the measurement period.  TDS adopted ASU 2015-16 on January 1, 2016.  There will be no immediate impacts to TDS’ financial position, results of operations, and disclosures.

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”).  This ASU introduces changes to current accounting for equity investments and financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments.  TDS is required to adopt ASU 2016-01 on January 1, 2018.  Certain provisions are eligible for early adoption.  TDS is evaluating the effects that adoption of ASU 2016-01 will have on its financial position and results of operations.

Variable Interest Entities

TDS consolidates variable interest entities (“VIEs”) in which it has a controlling financial interest and is the primary beneficiary. A controlling financial interest will have both of the following characteristics: (a) the power to direct the VIE activities that most significantly impact economic performance and (b) the obligation to absorb the VIE losses and right to receive benefits that are significant to the VIE.  TDS reviews these criteria initially at the time it enters into agreements and subsequently when reconsideration events occur.

Legal proceedings

TDS is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts. If TDS believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss. If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued. The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events. The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures. The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.